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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                December 21, 2000


                           UNAPIX ENTERTAINMENT, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

Delaware                     001-11976                        9544045377
------------                 --------------                   ----------------
(State or other              (Commission File                 (IRS Employer
jurisdiction of              Number)                          Identification
incorporation)                                                No.)

                                 200 Madison Ave
                            New York, New York 10016
                     ---------------------------------------
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                             Area code: 212-252-7600


              ----------------------------------------------------
                 (Former Address, if changed since last report)





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Item 5. Other Events

         The common stock of Unapix Entertainment, Inc. (the "Company") has been de-listed from the American Stock Exchange, effective as of December 21,2000, for failure to satisfy the listing requirements. The Company's common stock currently trades over- the- counter under the symbol UPXE.

Messrs. Pearlman, Lawi, Schachter, Bishop, Hanock, Back and Baruc have resigned as Directors of the Company. Messrs. Pearlman, Lawi, Hanock, Murphy and Baruc are also no longer officers of the Company.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 08, 2001

                                    UNAPIX ENTERTAINMENT, INC

                                    By: /s/ David A. Dreilinger
                                            -----------------------
                                            David A. Dreilinger
                                            Chief Executive Officer